EXHIBIT 10.30

                           VION PHARMACEUTICALS, INC.

                       SENIOR EXECUTIVE STOCK OPTION PLAN


1.       Purpose.
         -------

         The purpose of this plan (the "Plan") is to secure for Vion Pharmaceuticals, Inc. (the "Corporation") and its stockholders the benefits arising from capital stock ownership by the Chief Executive Officer of the Corporation who is expected to contribute to the Corporation's future growth and success. The Plan permits grants of options to purchase shares of Common Stock, $.01 par value per share, of the Corporation ("Common Stock").


2.       Type of Options and Administration.
         ----------------------------------

         (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and shall be non-statutory options that are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) Administration. The Plan will be administered by the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board of Directors shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated.

         (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a "Reporting Person").

         (d) Compliance with Section 162(m) of the Code. Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" ("Covered Employees"). It is the Corporation's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation's compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

         (e) Special Provisions Applicable to Non-Statutory Options Granted to Covered Employees. In order for the full value of non-statutory options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such non-statutory options to be treated as "qualified performance based compensation" as described in Treas. Reg. ss.1.162-27(e) (or any successor regulation). In such case, non-statutory options granted to Covered Employees shall be subject to the following additional requirements:

                  (i) such options and rights shall be granted only by the Committee; and

                  (ii) the exercise price of such options shall in no event be less than the Fair Market Value (as defined below) of the Common Stock as of the date of grant of such options.


3.       Eligibility.
         -----------

         (a) General. Options may be granted to the Chief Executive Officer of the Corporation as an inducement to enter into an employment agreement with the Corporation.

         (b) Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either: (i) by the Board of Directors, or (ii) by a committee consisting of two or more "Non-Employee Directors" having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.       Stock Subject to Plan.
         ---------------------

         The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 14 below, the maximum number of shares of Common Stock of the Corporation which may be issued and sold under the Plan is 980,000 shares. If any option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, unpurchased shares subject to such option shall not be available for subsequent option grants under the Plan. No employee shall be granted options for more than 980,000 shares of Common Stock under the Plan in any one fiscal year of the Corporation, subject to adjustments as provided in Section 14 of this Plan.


5.       Forms of Option Agreements.
         --------------------------

         As a condition to the grant of an option under the Plan, the recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors.


6.       Purchase Price.
         --------------

         (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option.

         (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of shares of Common Stock of the Corporation having a Fair Market Value (as defined below) on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation U promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment.

         The "Fair Market Value" of a share of Common Stock of the Corporation as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors.


7.       Option Period.
         -------------

         Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.


8.       Exercise of Options.
         -------------------

         Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.


9.       Transferability of Options.
         --------------------------

         No option granted under this Plan shall be assignable or otherwise transferable except by the optionee (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or (iii) as a gift to a "Family Member" (as defined below). For purposes of this Plan "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, and any other entity in which these persons (or the employee) own more than fifty percent of the voting interests. An option may be exercised during the lifetime of the optionee only by the optionee or by a permitted transferee as set forth in this Section 9. In the event an optionee dies during his employment by the corporation or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10. If any optionee or permitted transferee should attempt to dispose of or encumber his options, other than in accordance with the applicable terms of this Plan or the applicable option agreement, his interest in such options shall terminate.


10.      Effect of Termination of Employment or Other Relationship.
         ---------------------------------------------------------

         Except as specifically set forth to the contrary in the applicable option agreement, and otherwise subject to the provisions of the Plan, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee's employment or other relationship with the Corporation) at any time within three (3) months following the termination of the optionee's employment or other relationship with the Corporation or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.


11.      Additional Provisions.
         ---------------------

         (a) Additional Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

         (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised if it would cause the Plan to comply with Rule 16b-3 (if applicable).


12.      General Restrictions.
         --------------------

         (a) Investment Representations. The Corporation may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

         (b) Compliance with Securities Law. Each option shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.


13. Rights as a Stockholder.
    -----------------------

         The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to the holder for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


14. Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.
    -----------------------------------------------------------------------

         (a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 14 if such adjustment would cause the Plan to fail to comply with Rule 16b-3.

         (b) Reorganization, Merger and Related Transactions. If the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

         (c) Board Authority to Make Adjustments. Any adjustments made under this Section 14 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.


15.      Merger, Consolidation, Asset Sale, Liquidation, Etc.
         ---------------------------------------------------

         In the event of a consolidation or merger in which the Corporation is not the surviving corporation, or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation (collectively, a "Corporate Transaction"), the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, or (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the optionee equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the

Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options.


16.      No Special Employment Rights.
         ----------------------------

         Nothing contained in the Plan or in any option agreement shall confer upon any optionee any right with respect to the continuation of employment by the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.


17.      Other Employee Benefits.
         -----------------------

         Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.


18.      Amendment of the Plan.
         ---------------------

         (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect.

         (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his rights under an option previously granted. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

19.      Withholding.
         -----------

         (a) The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 19(a) may satisfy his withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         (b) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.


20.      Option Price.
         ------------

         The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionee, the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding options.


21.      Effective Date and Duration of the Plan.
         ---------------------------------------

         (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors. Amendments to the Plan shall become effective when adopted by the Board of Directors. Options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

         (b) Termination. Unless sooner terminated in accordance with Section 15, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

22.      Governing Law.
         -------------

         The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

                           Adopted by the Board of Directors on January 11, 1999